Investor Meeting December 8, 2014

2 Dover Day 2014 Agenda Time Presenter Topic 12:00 – 1:00 Lunch with Dover Executives Paul Goldberg Welcome Bob Livingston Strategy & Overview Soma Somasundaram Energy Andy Fincher Engineered Systems 2:30 – 2:45 Break Bill Spurgeon Fluids Bill Johnson Refrigeration & Food Equipment Brad Cerepak Financial Framework 4:00 – 4:30 Bob Livingston Closing Comments / Q&A

3 Forward looking statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2013 and our Form 10-Q for the third quarter of 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found. 3

Investor Meeting December 8, 2014 Bob Livingston President & Chief Executive Officer

5 Our strategy is focused on  Expanding our businesses in key markets that offer significant growth potential  Capitalizing on our expertise and providing products and solutions globally to customers who value our offerings  Innovating to address our customers’ needs and help them win in their markets  Maintaining and emphasizing our entrepreneurial culture with intense customer focus 5

6 Our strategy execution revolves around 5 key objectives  To develop, acquire and expand our core technological advantages  To grow and acquire leading brands in the markets we serve  To pursue industry leadership through innovation and scale  To be steadfast in delivering unwavering customer focus and support  To attract, develop and retain the most talented people in the industry

7 We continue to execute on our guiding strategy and objectives  Our business profile is more consistent and focused, with sustainable higher margins and returns  We have expanded our businesses within our growth areas, resulting in organic and acquisition growth at all segments  We have accelerated our efforts and processes around innovation, focusing on technologies which create tangible value for our customers  We have implemented multiple development and training programs resulting in significant talent enhancement  Our focus on productivity and continuous improvement, driven by Dover productivity processes, is broad-based and provides the foundation for margin expansion and growth 7

8 Our track record of success $0 $3,000 $6,000 $9,000 2004PF 2011 2014E Revenue $ in millions $0 $500 $1,000 $1,500 2004PF 2011 2014E Segment Income $ in millions $0 $300 $600 $900 2004PF 2011 2014E Free Cash Flow* $ in millions $0.00 $0.40 $0.80 $1.20 $1.60 2004 2011 2014E Dividend Per Share S&P: 4.3% S&P: 7.1% S&P: 4.4% S&P: 5.0% Source: Bloomberg LP *Review Dover’s Form 10-K for definition of free cash flow

9 Dover has several levers for shareholder value creation 9 GROWTH 2% - 5% organically, complemented by acquisition growth MARGIN Expand “core” margin 30 to 50 bps per year* CASH FLOW Generate free cash flow in excess of 11% of revenue Substantial growth opportunities Leverage Dover productivity processes Significant balance sheet optionality Mid-term targets (2015 - 2017) * EBIT margin excluding earnings of companies in their first year of ownership

10 Long-term tailwinds across our businesses Emerging economies Sustainability & Productivity Consumer product safety Global energy demand  Energy efficiency  Environmental regulations  Green initiatives  Labor inflation  Increasing living standards  Rising consumer class  Automobile ownership  Product authentication  Global food safety  Traceability  Depleting resources  Global industrialization  Population growth Tailwind Drivers

11 Broad organic growth opportunities Energy  Expand in North American artificial lift markets with a highly focused basin-by-basin strategy  Provide productivity solutions through ESP offering and our new Automation platform  Expand geographic presence and participation in global tenders Engineered Systems  Expand printing presence in developing economies  Build upon leading position in the emerging textile digital print market  Focus on productivity solutions for our customers 11 Energy 3-yr average organic revenue growth*: 5% Engineered Systems 3-yr average organic revenue growth*: 2% * 2012 – 2014F

12 Broad organic growth opportunities Fluids  Capitalize on emerging regulation in Fluid Transfer  Increase NA penetration in chemicals and plastics  Expand geographic reach of pump technologies Refrigeration & Food Equipment  Deliver innovative solutions that enable our customers to sell more and lower costs  Penetrate higher growth C-store and “Dollar” store markets  Expand served markets for brazed plate heat exchangers through product innovation 12 Fluids 3-yr average organic revenue growth*: 7% Refrigeration & Food Equip. 3-yr average organic revenue growth*: 3% * 2012 – 2014F

13 Multiple areas for acquisition growth Fluids  Build on our position in select verticals and pump technologies  Additional opportunities to expand in Fluid Transfer Engineered Systems  Expand verticals served in Printing  Selective industrial opportunities Refrigeration & Food Equipment  Grow presence in Food Equipment  Additional opportunities in fast growing heat exchangers Energy  Continue to build the Automation platform  Opportunities for geographic expansion 13 Significant achievements of our acquisition program:  Average annual acquisition revenue growth of ≈ 5% over the last 10 years  Focused on higher growth markets  Created a more focused industrial portfolio with a consistent earnings profile

14 Dover productivity processes drive margin enhancement  Dover productivity processes – Global supply chain  Target $30 - $40 million in annual savings – Focus on continuous improvement (“CI”) and lean  Productivity projects expected to be 25% of capex spend – Shared infrastructure in plants and ERP/back office  Improving performance and reinvesting for growth – Expect to incur $45 million in restructuring charges over the next two quarters to deliver annualized benefits exceeding $50 million 14 Target 30 to 50 basis points of “core” EBIT margin expansion through productivity*  Supply chain expected to deliver benefits of ˃$40 million in 2014 with upside in 2015  Restructuring expected to deliver net benefits of around $39 million in 2015 * EBIT margin excluding earnings of companies in their first year of Dover ownership

15 $- $300 $600 $900 $1,200 Acquisitions Capex Dividends Share Repurchase $ in millions 2012 2013 2014E Return to investors Capital allocation  Invest in growth; acquisitions and capex ≈ 52%  Consistently return cash to shareholders; dividends and repurchases ≈ 48%  Investment spending will remain focused and disciplined 15 Growth Capital Deployed 2012 - 2014  We expect to continue our longstanding record of raising the dividend  We will continue to invest in our businesses with an increased spend on productivity projects  We will continue to build our businesses via acquisitions  Share repurchases remain an important component of capital allocation Our thoughtful approach to capital allocation will continue

16 Summary  We expect solid growth in 2015 through 2017 – Multiple organic growth opportunities across each segment – Prioritized roadmap of acquisition targets driven by strategy  Our acquisition integration and restructuring enables higher investment for innovation and growth  We remain focused on broad-based margin expansion opportunities and activities  Our strong financial position enables balanced and meaningful capital redeployment 16 (a) Acquisitions completed in 2014 Dover 2015 growth: Organic growth: 1% - 4% FX impact: (≈ 1%) Acquisition growth(a) ≈ 3% Total growth: 3% - 6%

Energy Soma Somasundaram President December 8, 2014

18 3% 81% 6% 10% Asia North America Europe Rest of World Energy 18 73% 17% 10% Drilling & Production Bearings & Compression Automation Energy 25% Engineered Systems 33% Refrigeration & Food Equip. 24% Fluids 18% 2014E Dover Revenue ≈$8.1B 2014E Revenue by End-Market 55% 45% Core Products Recurring & Replacement By Geography By Product Mix  North American long term outlook strong, driven by unconventional development  Continued investment in Middle East, Latin America, China and Australia  Investment in aftermarket and service footprint  Aftermarket revenues increased 5% from 2013 to 2014

19 0 700 1,400 2,100 19 Long term performance  Superior track record of delivering customer value – solving customer problems and improving productivity  Strong organic growth performance driven by product and technology leadership  Disciplined acquisition strategy focused on key products and technologies with high growth profile  Consistently outperforms market growth – Organic growth ~ 2.5x NA rig count 10-Yr CAGR 17% REVENUE NA Rig Count 2004 -’14E CAGR 3.8% (1) $ in millions (1)Source: Spears & Associates, Inc., Drilling & Production Outlook September 2014 Energy is a leading provider of customer driven solutions and services for safe and efficient production and processing of fuels worldwide, and has a strong presence in the bearings and compression components market

20 Update Q4  Core US artificial lift business is performing well, especially in key basins: Permian, Eagle Ford, Bakken – Solid shale activity  Drilling remains stable  Compression markets modestly improving 2015  Differentiated portfolio will help moderate commodity price – Productivity solutions vs. services – Higher aftermarket/recurring revenues  Focus on building international capabilities and Automation  Trends toward technology solutions driving customer productivity and faster cash flow generation * Excluding the impact of FX 2015 expected to be another year of growth, despite near-term headwinds:  Organic growth of (3%) - 0%*  Acquisition growth of 8% - 10%*  Core margin maintenance (ex. the impact of acquisitions)  Forecast assumes:  Total rig count down ≈ 8% from 2014 average level  Horizontal rig count at ≈ 70% of total US rig count

21 Energy market sectors 21 Drilling & Production Market Size: $18B Bearings & Compression Market Size: $10B+ Automation Market Size: $4B  Underlying long-term market fundamentals remain strong – demand growth and accelerating well depletion  Increasing global trade of NG; global shale development  E&P companies increasing focus on lowering unit production costs, optimizing well performance and capital discipline  Increasing adoption by customers with an emphasis on safety, optimization and productivity  Adoption is high in new wells; significant opportunity exists to retrofit existing wells Sources: Company estimates, BCG, McKinsey  Increasing use of natural gas in power generation and transportation  Global energy demand and gas production driving growing installed base for reciprocating and rotating machinery  OEM consolidation - preference towards strong suppliers

22 Energy long term strategy 22 Continue expansion in high growth spaces Accelerate capabilities to drive international growth Transform Energy segment into a fully integrated business Increase investment in innovation and technology to drive customer productivity and cash flow Strong and consistent organic growth Superior margins Strong cash generation Shareholder value creation Superior customer value

23 Energy revenue exposure to commodity costs 23 D&P Automation B&C D&P US D&P Non-US Production US Drilling US Production Recurring Production Non- Recurring Energy revenue - commodity price exposure Permian (30%) Breakeven: $60-65/bbl Eagle Ford (10%) Breakeven: $55-60/bbl Bakken/Rockies (20%) Breakeven: $65-70/bbl Other (40%) Breakeven: $65-75/bbl B&C: Bearings & Compression D&P: Drilling & Production < 40% directly exposed to commodity price Indirect exposure to commodity price Exposure to productive basins moderates impact during low commodity price environment Source: Multiple sources

24 Differentiated portfolio 24 DE OFS(1) Avg. EM(2) Avg. Rev Growth (08-13 CAGR) ~ 11% ~ 11% ~ 9% EBIT Growth (08-13 CAGR) ~ 10% 0% ~ 6% EBIT Margin (08-14YTD Avg.) ~ 23% (3) ~ 17% ~ 13% Margin Dispersion (4) (08-14YTD Range) ~ 5% ~ 21% ~ 8% Capital Intensity (08-14YTD Avg. % Rev) 4% 11% 4%  Delivering highly engineered solutions  Technology and product oriented – improves customer productivity  Not service-intensive  High customer retention driven by differentiated technology and customer service Comparison with other oil field companies 10.0% 15.0% 20.0% 25.0% 30.0% 2008 2009 2010 2011 2012 2013 2014YTD* EBIT Margin Dover Energy EBIT Margin - Adj for Corp Expense OFS Average EBIT Margin EM Average EBIT Margin (1) Source: Capital IQ – OFS (Oil Field Service) defined as Halliburton, Baker Hughes, Schlumberger & Weatherford (2) Source: Capital IQ – EM (Equipment Manufacturers) defined as Dril-Quip, FMC Technologies and Dresser-Rand (3) For comparative purposes, Dover corporate overhead allocated to Energy on a percent of revenue basis (4) Margin dispersion defined as the coefficient of variation of EBIT margin (3)

25 1 9 5 5 1 9 6 2 1 9 6 3 1 9 8 8 2 0 0 0 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 •Sucker Rods •Valves •Sucker Rod Guides •Sinker Bars •Coiled Rod •Automation •Plunger Lift •Well Servicing Tools Artificial Lift – Focused strategy and execution leading to $1B + portfolio of artificial lift solutions 25 2 0 1 3 2 0 1 4 2 0 1 5 P •PC Pumps/Drives •ESP/Hydraulic •Rod Pumps •Plunger/Gas Lift Strategic Acquisitions Year Harbison-Fischer 2011 Oil Lift 2011 PCS 2012 Upco & others 2011 - 2012 Accelerated 2014 TOTAL CAPITAL DEPLOYED: ~$1.2B

26 Artificial Lift market Artificial Lift Competitive Matrix 0 5 10 15 20 2014 F 2017 E Global ALS Market Size Plunger / Hydraulic PCP Gas Lift ESP* SRP $13B $17B SRP ESP PCP Gas Plunger Hydraulic DOV Comp 1 Comp 2 Comp 3 Comp 4 9% CAGR Source: McKinsey & Co and internal analysis. Artificial Lift is an attractive platform  Strong growth - continued development of unconventional oil and gas in North America  Growing need for optimized artificial lift solutions to handle the dynamic flow rates of shale wells  Increasing international demand – depleting reservoirs, global resource development Strategy to win  Drive ‘customer value’ - complete portfolio of artificial lift solutions to support ‘life of well’  Superior customer service - footprint in key production basins and regions  Industry leading brands recognized by customers for superior technology and performance  Complete system solution to compete in international markets Source: McKinsey & Co and internal analysis * Includes offshore $ in billions

27 Market  Fastest growing segment - high adoption in horizontal wells driven by high initial production rates  US Shale development driving need for mid-tier ESPs – new players emerging  Ability to offer complete system and service support is critical for success  Increasing use of ‘rent/lease’ model in NA Key Initiatives  Acquired Accelerated on October 1, 2014  Drive growth in key basins and international markets  Leverage complete artificial lift portfolio to provide customer-specific solutions Artificial Lift – ESP 0 1 2 3 4 5 6 7 8 9 2014 F 2017 E ESP Market Size $5.3B $7.4B 12% CAGR Source: McKinsey & Co and internal analysis $ in billions Artificial Lift Technologies Over Well Life Source: Goldman Sachs

28 Artificial Lift growth drivers Key Initiatives  Strong organic growth programs – Basin by basin growth initiatives – Leverage complete portfolio to deepen and expand relationship with major customers  Product technology and innovation – Accelerate evaluation and development of product innovation ideas – increased investment  Geographic expansion – Increase and expand capabilities in Middle East and Latin America Initiatives by Basin by Operator Drive Growth Technology Propels Rod Performance Source: RigData NASCube Operator ESP Gas Lift PCP + Other Rod Lift Sum Rig Count Well Count Norris HF PCSF Customer #1 3.4 9 3.2 39.6 55.2 34 292 Customer #2 4.1 5.3 2.6 28.9 40.8 14 261 Customer #3 2.4 6.4 2.3 28.2 39.3 18 197 Customer #4 2.2 5.9 2.1 25.9 36.2 13 178 Customer #5 2.1 5.7 2 24.8 34.6 19 148 Custome #6 1.8 4.9 1.7 21.4 29.8 11 170 Customer #7 1.5 4 1.4 17.5 24.4 8 78 Customer #8 0.9 2.4 0.8 10.4 14.5 6 66 Customer #9 2 0.4 0.8 6.8 9.9 1 101 Customer #10 0.5 1.4 0.5 6 8.4 4 24 Rystad DCube - E&P Spend on ALS ($MUSD) Companies Legend: Market Share % >80% 46-80% 11-45% <10% No Current Sales

29 Automation solutions driving productivity for our customers 29 Year Price PCS (Automation)* 2012 Total Capital Deployed: $240M Spirit 2013 Timberline 2014 Wellmark 2014 Strategic Acquisitions 2009 2015F Revenue Growth $250M+ *PCS capital deployment grouped with Artificial Lift  Attractive portfolio of automation offering with exposure to high growth applications  Strong brands recognized by customers in high value applications  Strong position – pressure monitoring for HPHT applications, artificial lift, surface systems, chemical injection  Primary focus – upstream and mid-stream energy markets Wells RTU Downhole sensors Surface sensors Actuator Meter Pump off controller Commu- nications RTUs

30 Automation growth drivers 30  Market Trends – Increasing automation adoption by customers – Adoption is high in new wells; significant opportunity to retrofit existing wells – Ability to articulate and demonstrate tangible financial value is critical to success  Key Initiatives  Focus on ‘end to end’ solutions for high value applications – leverage product capabilities  Invest in engineering and solutions capability  Acquire new technologies to fill product gaps; build significant scale in the mid-term 0.0 2.0 4.0 6.0 8.0 2014 F 2017 E 2014 – 2017 global market size ($M)* Source: Expert interviews; Analyst Reports; BCG analysis *Represents market size for targeted applications $4.2B $6.4B 16% CAGR 2 Chemical Injection 1 Artificial Lift 3 Surface Systems 4 Downhole Monitoring 5 Data and Analytics $ in billions

31 Productivity improvements and 2015 margin maintenance activity 31  2015 Margin maintenance – Aggressively pursue productivity improvements – Detailed contingency plans with clear triggers and actions – Flexible capacity  Operational excellence – key Initiatives – Safety TRIR <1.0 – Rationalized footprint – Consolidated back office – Productivity  >50% Material spend under management  Total productivity 4% - 5% of COGS 2010 2011 2012 2013 2014 YTD Q3 Safety Improvements - TRIR

32 Path to 2015 growth Market Drivers 2015 Market Growth Rate Comments Drilling and Production  Market growth rate  Market share  International growth (7%) – (5%)  North American rig count and commodity price uncertainty  Target key accounts  Artificial lift growth in international markets Bearings and Compression  Market growth rate  Market share  Aftermarket 1% - 3%  Global CAPEX, lower OEM build rate and European market softness  Increase OEM penetration  New product initiatives  Expand sales and service footprint Automation  Market growth rate  New product (3%) - 0%  Temporary decline in drilling automation market  Increasing adoption of automation by customers  New well adoption / retrofit oppty. for older wells  Investment in innovation and product development

33 2015 – A first look Market 2014E Revenue Mix 2015F Organic Growth 2015F Acq. Growth 2015F FX Impact Total Margin Comments Drilling and Production 73% (5% - 2%) 8% - 11% (≈ 1%) 2% - 8% Bearings and Compression 17% 2% - 4% - (≈ 1%) 1% - 3% Margin improvement Automation 10% 2% - 4% 17% - 19% - 18% - 22% Total $2.0B (3%) - 0% 8% - 10% (≈ 1%) 4% - 9% Down 50 – 100 bps*. Productivity and restructuring benefits largely offset core volume decline * Excluding restructuring costs

34 - 500 1,000 1,500 2,000 2,500 3,000 2012 2013 2014F 2015F 2016F 2017F Revenue Summary 34 Energy Outlook $ in millions 3-Yr CAGR* 8% 2015  Differentiated portfolio will help moderate commodity price concerns  Focus on building international capabilities and Automation  Trends toward technology solutions driving customer productivity and faster cash flow generation Mid-term  Attractive long term markets  Prioritized growth spaces to deploy capital – drive growth and create significant value  Drive enterprise-wide excellence grounded on our continuous improvement culture * Includes 2014 acquisitions

Engineered Systems Andy Fincher President December 8, 2014

36 11% 57% 23% 9% Asia North America Europe Rest of World Engineered Systems 36 42% 58% Printing & Identification Industrial Engineered Systems 34% Refrigeration & Food Equip. 24% Fluids 18% 2014E Dover Revenue ≈$8.1B 2014E Revenue by End-market 35% 65% Recurring & Replacement Core Products By Geography By Product Mix  Investing to grow in developing countries  North American long term outlook is strong  Installed base driving sustainable revenues  Taking key actions to grow recurring revenues – Expanded ink offering – Grow service and distribution Energy 24%

37 37 Long-term performance  Growth opportunities driven by secular trends, market conversions, and regulation  Refocusing innovation and application engineering processes  Driving a continuous improvement culture - 500 1,000 1,500 2,000 2,500 3,000 REVENUE $ in millions 10-Yr CAGR 5% Engineered Systems is focused on the design, manufacture and service of critical equipment and components serving the printing & identification, vehicle service, waste handling, and select niche industrial end-markets.

38 Update Q4  Generally solid market conditions in Industrial  Printing & Identification market continues to support growth – Strong US activity; recent acquisitions performing well 2015  Increasing demand for Marking and Coding products – Growing consumerism in developing technologies – Health and safety concerns  Accelerating shift to digital textile printing  Strong focus on product innovation  Delivering industrial productivity solutions 2015 expected to be another year of solid performance:  Organic growth of 3% - 5%*  Core margin (ex. the impact of acquisitions) improves 20 – 30 bps * Excluding the impact of FX

39 Engineered Systems market sectors 39 Printing and Identification Market Size: $6.7B Industrial Market Size: $15.4B  Growth of fast-moving consumer goods in developing countries  Increased requirement for tracking/traceability  Analog-to-digital (A2D) conversion  Global growth in vehicle sales especially in emerging markets  Change in vehicle technology and composition  Labor inflation driving automation solutions, including low cost regions  Increased focus on the environment and sustainability Source: Company estimates

40 Printing and Identification market Key Market Verticals Food & Beverage Textiles Pharma Printing and Identification is a $6.7B+ global market with high recurring revenues and exposure to key macro growth trends Traceability & Product Authentication Developing Economies Growth Growing middle class creates demand for Fast Moving Consumer Goods (FMCG) and faster retail cycles, particularly in emerging geographies Government regulation and product safety/liability concerns driving demand for traceability and product authentication solutions Key Growth Drivers Overall Equipment Efficiency Customers demanding equipment productivity and energy efficiency solutions to drive higher ROI’s

41 0 500 1,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F Marking & Coding: Our leading market position  Strong brand recognition and geographic coverage  Broad range of technologies to provide complete solutions to customers, complemented by TIJ & Piezo technologies  Recognized for service quality  Significant and growing installed base driving 60%+ recurring revenue $ in millions Total CAGR: 10% Note: 10-yr figures include acquisitions, including Markem in 2007 Current Status Markem-Imaje Revenue Growth

42 2013 2015 Plan 42 Marking & Coding: Accelerating innovation  Speed in new product development accelerating – 30% increase in patent filings – 40% growth in new product revenue  Global centers of excellence – Dedicated teams for technology development and commercialization  Strong pipeline from Voice of Customer (VOC) – Product marketing aimed at understanding future customer requirements  Leveraging technology assets across Printing & Identification platform $ in millions 40% CAGR New Product Revenue Patent Filing Trend

43 Marking & Coding: New product growth Accelerating rate of development through innovation and platform concepts, centered around 3 market trends: Operational Equipment Efficiency Traceability & Product Authentication Emerging Markets’ Needs Networking and OEE software, remote diagnostics Complete solutions including primary and secondary coding, specialty inks, mark & read Recently introduced new complete range of specifically designed coding products New 9018 entry-level level CIJ New 1050 TIJ Colos software platform

44 Digital textile printing: Leading the digital conversion trend Drivers of Digital Conversion Textile Printing Market Dynamics  Over 26B linear meters printed globally  Market value $186B*  CAGR of 4%+ over past 5 years  Digital Ink Jet 2% share; expected to reach 5% by 2018 Rotary Screen 42% Automatic Flatbed Screen 41% Traditional Transfer Print / Other 15% Ink Jet 2%  Reduced print lead times – 3 days vs. 3 weeks  Improved print quality – 600 dpi vs. 150 dpi  Better environmental solution – 60%+ reduced water usage  Total run costs still favors analog on longer runs (but gap closing) *Includes analog and digital printing; represents ink, hardware, raw materials, labor, overhead, and service provider margin associated with the manufacturing of textiles Source: IT Strategies, 2013 Advancements in digital print technology are beginning to transform textile printing

45 Market Size Early Stage Our digital textile printing position Note: Market size and CAGR represent hardware sales only; Source: IT Strategies and company estimates *Market size and growth figures include Industrial Roll-to-Roll Single Pass segment Industrial Roll-to-Roll Single Pass (Apparel Print) High-End Roll-to-Roll Low-End Roll-to-Roll (Apparel Short Runs, Soft Signage) Direct to Garment Printer Unit Price Throughput Market Size $100M+ Growth CAGR 5%+ Market Size $200M+ Growth CAGR 10%+ Market Size* $175M+ Growth CAGR 20%+ And Other Competitors MS currently only producer of a single pass digital textile printer  Global technology and brand leader  Customer base supplies key global fashion brands  Leverages the scale of Dover

46 Our MS single pass technology  Single “Continuous” pass is the breakthrough technology enabling replacement of analog rotary screen printers  Print heads positioned in a “fixed array” line on a stationary cross bar that covers entire width of media  More versatile, easier to use, and more reliable than traditional rotary Analog Digital

47 Leader in select industrial niches Focus Market Verticals Waste Processing Vehicle Service Workholding and Positioning We have leading positions in several industrial niche markets totaling $15B. Macro and secular trends drive growth in our focus markets Energy & Resource Efficiency Developing Economies Growth Higher standards of living driving increase demand for vehicles and higher levels of waste generation Global demand driving scarcity of natural resources, driving higher fuel efficiency in vehicles and higher recycling/recovery rates in waste Key Growth Drivers Total Cost of Ownership Customers demanding equipment efficiency solutions to drive productivity and higher ROI’s

48 Leader in select industrial niches Current status  Market leading brands in key areas of focus  Technology leaders, with robust innovation process  Selective global presence  Productivity and durability deliver lowest total cost of ownership for our customers Revenue growth $ in millions Note: Growth figures include acquisitions 0 500 1,000 1,500 2,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014F 10-Yr CAGR 3%

49 Creating value for our customers Automated Front Loaders (AFL) are the fastest growing segment in the Waste Collection industry. Our fully featured Odyssey™ AFL brings the best technology together in one unit Clean Energy/ Energy Efficiency Total Cost of Ownership Safety  Half/Pack Freedom® design reduces vehicle weight  CNrG tailgate improves fuel capacity making CNG vehicles more viable  Automation features integrated with Curotto Can improve load time 20-30% over side loaders  Lower weight and higher fuel capacity allow for longer routes  Able to service residential and commercial routes  AFL design keeps the operators “eyes forward”  AFL design reduces need to backup in cul-de-sacs

50 Closing the Loop - Waste to Energy Collect Our refuse collection Vehicles collect waste including organics Our RCVs can be powered by CNG Anaerobic Digestion For the organic waste stream Creates renewable energy and saleable compost Diverts organic waste from landfill We partner with Zero Waste™ Energy to provide SmartFerm AD Systems Sort Our equipment is used in material recycling facilities Process Mixed Waste includes organics We have partnered to create a “closed loop” system that converts organic waste to energy. The energy produced is used to fuel the collection vehicle starting the conversion process over again

51 Operational Excellence – Enterprise wide 51  Organic growth enabler  Robust product development  Geographic scale and expansion  Service capabilities  Consistent margin expansion  Detailed productivity improvement plans in place  Innovation drives higher margins for Dover and value for customers  Leveraging scale  Safety & Productivity  Safety TRIR <2.0  Total Productivity >3% of COGS  Building continuous improvement culture  Shared facilities and back office services 2010 2011 2012 2013 2014 YTD Q3 Safety Improvements - TRIR

52 Path to 2015 growth Market Drivers 2015 Market Growth Rate Comments Printing and Identification  Market growth rate  Acquisition  New products and Geo expansion ≈ 3%  Global GDP  Full year of MS Printing  Continuous InkJet, and Brazil, US, India & China penetration Industrial  Market growth rate  New products and Geo expansion ≈ 2%  US Industrial Production  Primarily in focus areas: Waste Processing, Vehicle Services & Workholding/Positioning

53 2015 – A first look Market 2014E Revenue Mix 2015F Organic Growth 2015F Acq. Growth 2015F FX Impact Total Margin Comments Printing & Identification 42% 4% - 6% - (3% - 2%) 2% - 4% Productivity and leverage on volume, partially offset by pricing and growth investments Industrial 58% 3% - 5% - (1% - 0%) 2% - 4% Productivity drives margin expansion, partially offset by growth investments Total $2.7B 3% - 5% - (2% - 1%) 2% - 4% up 20 – 30 bps* * Excluding restructuring costs

54 - 500 1,000 1,500 2,000 2,500 3,000 3,500 2012 2013 2014F 2015F 2016F 2017F Revenue Summary 54 Engineered Systems Outlook $ in millions 3-Yr CAGR 5% 2015  Solid demand for Marking and Coding products – Growing consumerism in developing technologies – Health and safety concerns  Increased shift to digital textile printing  Strong focus on product innovation  Delivering industrial productivity solutions Mid-term  Significantly expand position in priority spaces  Segment-wide execution – Extend the range of our leading products  Drive continuous improvement culture

Fluids Bill Spurgeon President December 8, 2014

56 13% 52% 19% 16% Asia North America Europe Rest of World Fluids 56 54% 46% Fluid Transfer Pumps Engineered Systems 33% Refrigeration & Food Equip. 24% Fluids 18% 2014E Dover Revenue ≈$8.1B 2014E Revenue by End-Market 29% 71% Recurring & Replacement Core Products By Geography By Product Mix  North America markets remain strong  Last eight acquisitions were outside the United States  Three year revenue CAGR above 20% in Europe, Asia and Rest of World  Growing installed base driving sustainable aftermarket revenue  Recent acquisitions contributing additional aftermarket and service revenue opportunity Energy 25%

57 - 200 400 600 800 1,000 1,200 1,400 1,600 57 Long term performance  Three year organic revenue CAGR of 12% driven by strong markets, geographic expansion and expanded technology offering  Significantly outpacing long-term global GDP growth of ~ 3 - 4%  Quick recovery after global economic downturn in 2009  Completed 6 acquisitions in the last 18 months  Significantly improved core margin over the last three years REVENUE $ in millions 10-Yr CAGR 10% Fluids is focused on the safe handling of critical fluids across the retail fueling & transportation, chemical, hygienic and industrial end-markets

58 Update Q4  Business remains solid across Pumps and Fluid Transfer – Fluid Transfer benefiting from active global retail fueling markets and regulation related to fuel transportation safety concerns – Pumps driven by project activity in plastics and petrochemicals markets 2015  Another year of strong growth expected for Fluid Transfer – Regulatory environment – Strong global markets in fuel transportation and retail fueling  Focus on accelerating growth in the clean energy and chemical markets  Aggressively pursue deal flow across the segment Strong performance expected in 2015:  Organic growth of 5% - 7%*  Acquisition growth of ≈ 2%*  Core margin (ex. the impact of acquisitions) expected to improve 80 – 100 bps  Continued integration activities within recent acquisitions * Excluding the impact of FX

59 Fluids market sectors 59 Pumps* Market Size: $16B Fluid Transfer Market Size: $12B  Continued economic recovery in developed countries  Rising middle-class in emerging economies drives demand for food and beverage and pharmaceuticals  North American chemical market growth driven by low- cost natural gas feedstock  Population growth with a trend toward vehicle ownership, increase in consumption of fuel  Fuel transportation safety concerns driving increased regulatory activity  Increased worldwide focus on environmental sustainability Source: Company estimates * Addressable market

60 Fluids market Fluid Transfer  Investment in EMEA and Asia Pacific driven by national oil companies and specific countries’ regulatory changes  Shale oil and gas drive rapid need for rail cars and loading racks while CNG and LNG are alternative fuels of choice globally  Increasing desire for single use products in bio pharm markets with 20%+ growth Pumps  Strong growth in hygienic segment driven by increased food safety regulations and rising middle class  Expanded service and aftermarket footprint, particularly in the growing regions of Middle East and Asia Pacific  Plastics market continues to grow 5%+ annually Source: Frost & Sullivan 8/2014 Total Fluids Market of $28B

61  Focus on growth in vertical end-markets – Accelerate activity in chemical/plastics, energy, and hygienic markets – Drive customer wins through new products and technology  Leverage our leading position in North America and Europe to capture growth in emerging markets, especially China and India – Globalize brands across geographies and markets – Aggressively expand sales channels and engineering support – Enhanced India and China manufacturing and engineering for in-region consumption  Achieve operational excellence – Drive lean and continuous improvement across organization  Acquisition opportunities within the Pump and Fluid Transfer spaces Long term strategy 61 Fluids is an attractive growth sector

62 Crude and ethanol train derailments have driven the need for improved standards for tank cars. The Federal Railway Administration and DOT are determining regulations for requirement beginning 2015. Fluids Transfer: Product development supports rail car regulations OPW is best positioned in industry to handle new regulations  Oldest DOT-111 Non-Normalized cars removed from Service (Transport Canada regulation) – Potentially 5,000 – 10,000 cars affected  Current CPC-1232 cars must have pressure relief & potentially bottom outlet valves upgraded – Potentially 30,000 cars affected  New DOT-117 tank car regulations for crude and ethanol will be adopted in 2015 - 100 200 300 400 500 600 700 OPW Revenue 10-Yr CAGR 6% 3-Yr CAGR 13% $ in millions

63 Fluid Transfer: Environmental regulations create opportunities  Vapor recovery regulations to prevent hydrocarbon vapors from entering the atmosphere require: – New loading arms at bulk petroleum storage facilities – New bottom-loading valves on petroleum trailers – Specialized tank fittings on underground storage tanks at service stations – Vapor recovery collection systems at the service station – Vapor recovery nozzles, swivels, and breakaways  Vapor recovery regulations are driving investment in key markets – India, China have extensive projects under way  Estimate that only 20% of service stations outside of North America have vapor recovery systems installed  We are uniquely positioned to offer all components for vapor recovery – We have a leading position with bottom loading arms, tank truck equipment, service station valves and fittings, vapor recovery systems, and nozzles and accessories

64 Fluid Transfer: Expanding our clean energy presence 64 Clean Energy is a fast growing market that includes CNG and LNG. Natural gas supports reduced emissions while offering a lower cost fuel option compared to diesel. Organic Growth Acquisition Growth  The market is very fragmented with few major players  Opportunity to acquire complementary technologies to develop a full CNG/LNG offering  Capture market-share with new products such as nozzles, breaks, hose-kits, accessories  Focus on regulatory requirements that apply to all dispensers New Products for Clean Energy LNG Nozzle LNG Breakaway

65 Pumps: Developing a plastics processing platform Basic Chemicals and Intermediates Production Polymer Production Plastics Extrusion Application Unloading, loading, storage, transfer, recirculation Pre-polymer and polymer processing, equipment/machinery lubrication Conveying, feeding, extrusion, transfer, filtration, pelletizing Unloading/loading: Finder, Blackmer, Maag Industrial Main process lines: Griswold, Finder, Maag Industrial Liquid Product Storage: Griswold, Finder, Blackmer, Maag Industrial Pre-Polymer Process: Finder, Griswold, Maag Industrial Polymer Processing: Maag Pump Systems Equipment/Machinery Lubrication: Griswold, Wilden, Maag Industrial Transfer: Maag Pump Systems, Maag Industrial Filtration: Maag Filtration Systems Pelletizing: Automatik Pelletizing Systems  Processors are becoming increasingly global  Access to capital, scale, and profitability are significant factors re-shaping the industry  New product development and acquisitions will fill key technologies Fluids Coverage

66 66 A brand new gear pump portfolio of products delivering up to 50% higher performance and increased versatility. Maag’s 6th Generation series of pumps were redesigned with a new industry-leading price/performance ratio  Improved volumetric efficiency will favorably impact production rate, polymer quality and pump lifetime, while reducing energy consumption up to 40%  Increased operating range will enable manufacturers to branch out into the production of a wider variety of products  Retrofit kits are available to replace existing units and reap the benefits of the new design  Positions us for share gain in $1B+ plastics processing market Pumps: New product development supporting organic growth

67 Productivity improvements and 2015 margin expansion 67  2015 Margin expansion – Leverage streamlined manufacturing footprints – Employing 2014 capital for 2015 improvements  Operational Excellence – Key initiatives – Safety TRIR <1.5 – Consolidated back office and one business system – Productivity  Total productivity 3 - 4% of COGS  Labor and overhead benefits from de-layering actions in 2014 Safety Improvements - TRIR 14% CAGR OPW has delivered on productivity:  Significantly improved margin over the last 5 years  Consolidated 5 rooftops into 2

68 Path to 2015 growth Market Drivers 2015F Market Growth Rate Comments Pumps  Market growth rate  Geographic expansion  New products/services ≈ 3% - 5%  Global infrastructure growth  Strong growth in China & Middle East  Enhanced offerings in plastics and hygienics, increased aftermarket activity Fluid Transfer  Market growth rate  Geographic expansion  New products/services ≈ 5% - 7%  Regulatory and global infrastructure build  Strong global growth  More penetration of acquired technologies  New product development supporting new regulations

69 2015 – A first look 69 Market 2014E Revenue Mix 2015F Organic Growth 2015F Acq. Growth 2015F FX Impact Total Margin Comments Pumps 46% 5% - 7% - (2% - 1%) 4% - 6% Margins improve from volume and productivity gains Fluid Transfer 54% 6% - 8% ≈ 4% (2% - 1%) 9% - 11% Margins improve from volume, productivity gains and improvements in recent acquisitions Total $1.4B 5% - 7% ≈ 2% (2% - 1%) 6% - 8% up 80 – 100 bps* * Excluding restructuring costs

70 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2012 2013 2014F 2015F 2016F 2017F Revenue Summary 70 Fluids Outlook 2015  Another year of strong growth for Fluid Transfer – Regulatory environment – Strong global markets in fuel transportation and retail fueling  Focus to accelerate growth in the clean energy and chemical markets  Aggressively pursue deal flow across the segment Mid-term  Innovative products & solutions for customers  Drive consistent profitable organic growth  Acquisitions to enhance product, technology, and geographic breadth $ in millions 3-Yr CAGR 7%

Refrigeration & Food Equipment Bill Johnson President December 8, 2014

72 9% 70% 14% 7% Asia North America Europe Rest of World Refrigeration & Food Equipment 72 23% 77% Food Equipment Refrigeration Engineered Systems 33% Refrigeration & Food Equip. 24% Fluids 18% 2014E Dover Revenue ≈$8.1B 2014E Revenue by End-market 10% 90% Recurring & Replacement Core Products By Geography By Product Mix  Market leader for North American retail refrigeration across all key product lines  Active focus on leveraging current customer expansion plans to grow in Latin America  Core business principally driven by the sale of equipment  Recurring revenue primarily related to spare parts Energy 25%

73 - 500 1,000 1,500 2,000 2,500 73 Long term performance  Consistently have outperformed the market and become the technology and solutions leader in our served markets  Strategic acquisitions filled product and technology gaps and accelerated growth  Margin expansion driven by scale and productivity initiatives 10-Yr CAGR 10% REVENUE $ in millions Refrigeration & Food Equipment is the leading provider of energy efficient equipment and systems serving the commercial refrigeration and food service industries.

74 Update Q4  Expect to post strong year-over-year growth – Shipments resume on small store format push-outs from Q3 – Delayed capital spending in dollar store market segment remains  Completed transition to new Atlanta refrigeration systems manufacturing facility 2015  Expect to outgrow a soft market via advantaged positions – Specialty case product differentiation – C-Store focus and share gains – Customer adoption of CO2 systems – Unique medium temp door offerings – Recently introduced heat exchanger products 2015 expected to be a year of modest growth and expanded customer development and applications  Organic growth of ≈ 2%*  Core margin (ex. the impact of acquisitions) expected to improve 80 – 100 bps  Strong activity around rooftop consolidations and productivity * Excluding the impact of FX

75 Refrigeration & Food Equipment market sectors 75 Refrigeration Market Size: $7B Food Equipment Market Size: $6B  North American growth driven by government regulations, rising energy costs, and food safety mandates  Emerging market growth driven by improving living standards and increased consumption of chilled and frozen foods  Recent food retailer consolidation has resulted in market share swings Source: Company estimates  Foodservice equipment: – National chains continue to grow and focus on operational improvements, driving “roll-out” opportunities  Beverage processing equipment: – Increasing demand for uniquely shaped beverage containers such as aluminum bottles

76 Long term drivers: Macro trends provide powerful tailwinds  Energy efficiency – Government regulation and global demand driving increased cost of energy benefits both Food Equipment and Refrigeration  Sustainability – Increasing demand for solutions that minimize environmental impact proving ample opportunity for Refrigeration  Food safety – Increasing government mandates on food temperatures, preparation and packaging driving opportunity for Food Equipment and Refrigeration  Macroeconomic – Rising consumerism and changing dietary habits in developing economies driving refrigeration and “away from home” food consumption

77 Strategy focused on leveraging the portfolio of leading technologies and products Focused growth  Refrigeration and engineered glass – Capitalize on industry merchandising trends via specialty case product differentiation – Extend leading food retail position into higher growth C-Store adjacency – Utilize market leading CO2 technology to drive accelerated customer adoption  Heat exchangers – Leverage BPHE technology advantage to grow share and displace traditional solutions – Utilize newly launched products to grow beyond traditional HVAC applications – Leverage global manufacturing footprint to expand into higher growth geographies  Foodservice equipment – Leverage existing brands and customer relationships to outgrow the market – Complement organic growth with acquisition of small to mid sized “Dover-like” targets Margin expansion  Continuous improvement and lean  Evolve to shared services model  Rooftop consolidations

78 We are the market leader and have the broadest product offering for supermarket refrigeration in North America Refrigeration cases Refrigeration systems & BPHEs Glass doors & engineered solutions Market Drivers  Rising energy cost and government regulation  85% of stores are 4 years or older  R-22 costs rising; production ends by 2020  Typical medium temp cases are open design  Retailers investing to improve merchandising  Government food safety mandates  Customer trend toward fresh & prepared foods Business Overview Product Offerings  Refrigeration systems, cases, walk-in coolers  Engineered glass doors  Extensive installation and service network  “Close the Case” retrofits  Energy upgrades & refrigerant conversions  Brazed plate heat exchangers (BPHE) Brazed Plate Heat Exchanger (BPHE)

79 Our advanced CO2 technology is well positioned to capitalize on emerging government regulations Opportunity overview  Global energy regulations are driving retailers to eliminate traditional HFC refrigerants.  Studies have proven CO2 as a mainstream all- natural solution to HFC refrigerants Tailwinds for growth  Government regulation driving conversion: – F-gas in Europe – US EPA early phase-out of HFCs – Other countries considering or have announced plans to regulate  Cost of HFC refrigerants escalating quickly Strategy to win  Make targeted investments to capture energy regulation tailwinds in Europe and U.S.  Expand footprint globally as customer demand accelerates in other regions of the world

80 C-Store growth rate is 2x North American supermarkets Opportunity overview  C-Store market is growing as customers are trending towards convenience and “immediacy” vs. traditional grocery store format  Our core competencies are well positioned to gain share Tailwinds for growth  Shopper preferences are changing towards: – More prepared foods – “Grab and go” convenience – Younger generations leading the change—this is the way of the future  Big box retailers are moving to smaller formats and increasingly focused on merchandising Strategy to win  Industry leading knowledge, technologies & expansive sales and service network provides advantaged position  Recently introduced new products are better tailored to meet market needs

We are the leader in medium temp applications and momentum is building as retailers accelerate adoption

Opportunity overview

- Retailers are increasingly accepting doors on medium temp cases for energy savings and improved merchandising


COLD BEER

BEFORE


COLD BEER

AFTER

Tailwinds for growth

- Government regulations, rising energy costs, customer comfort, and food safety are driving retailers to close existing medium temp cases; resulting in improved store profitability

Strategy to win

- Hillphoenix & Anthony combination provides industry leading customer solutions for both “Close the Case” and new cases w/doors
- Recently launched Close the Case “ECO Kit” simplifies installation process and results in a ~2 year energy savings payback for customers

81

DOVER

82 Heat exchangers: Brazed plate technology displacing traditional solutions, benefiting from energy efficiency trends Customers are converting to BPHEs for:  Lower total cost of ownership  Improved energy efficiency  Smaller physical size  Reduced weight vs. BPHE Shell & Tube BPHE technology is proven and growing BPHE vs. Shell & Tube

83 Our global footprint and expanded product offerings in heat exchangers provide an advantaged position Overview  The recent launch of new XXL & All-Stainless products have significantly expanded the addressable market Tailwinds  BPHEs have significant advantages in weight, footprint, and holdup volume over traditional solutions  Energy costs and regulations are driving more robust industry energy standards Strategy to win  Proprietary brazing technology results in lower production costs than competitors  Global manufacturing footprint provides advantages in lead-time and freight cost  District energy is a technology used in urban areas used for space heating or cooling and is expected to grow at double digit CAGRs Example Application: District Energy

84 Our foodservice equipment position provides a strong foundation to build scale and drive growth Opportunity overview  Foodservice industry contains two primary supplier models: – Category specialists: focus on creating category-specific "pull" from end customers – Broad-line suppliers: create anchor position and “push” with broad product offering Tailwinds for Growth  Foodservice equipment is a large, high margin, above-GDP growth market in NA  Unified Brands provides starting point with strong brands, relationships with key dealers, and deep industry knowledge Strategy to Win  Leverage current strong position to outgrow the market via “outside-in” innovation  Complement organic growth with small to mid-sized “Dover-like” acquisitions

85 Recently opened customer design and learning center is unique to the industry Design Center  Development of store design and layout  Lighting consultation for energy efficiency and improved merchandising  Assist with tracking and recording of food temperatures to meet food safety mandates  Fully customizable product design capabilities Learning Center  Utilizing customer education to facilitate adoption of new technologies (i.e. CO2)  Facilitating growth in adjacent markets that lack refrigeration expertise (i.e. C-Store)  We have become the industry’s technology leader and “go-to” partner for design and education needs

86 Multiple levers available to drive productivity and margin expansion  Continuous improvement initiatives – CI and lean enterprise – Investments in automation – Facility consolidations  Supply chain savings – Leverage Dover supply chain agreements – BCC and localized sourcing – Value Engineering  2014 safety incident rate of 4.6 compares favorably to PY and NAICS average 86

87 Path to 2015 growth Market Drivers 2015F Market Growth Rate Comments Refrigeration  Market growth rate  Regulation / energy efficiency  Adjacent market Regionals ↑ Large retailers ↓ 0% - 1%  Growth with regional supermarkets expected to be offset by a slowdown in a large retailer’s expansion plans  Government regulations driving customer adoption of CO2 and medium temp doors  New products provide access to higher growth adjacent C-Store market Food Equipment  Market growth rate  New products / services 2% - 3%  North America +3%, Europe flat  Upside opportunity with large chain foodservice rollouts, tempered by comps in can equipment

88 2015 – A first look Market 2014E Revenue Mix 2015F Organic Growth 2015F Acq. Growth 2015F FX Impact Total Margin Comments Refrigeration ≈ 77% 1% - 2% - (≈ 1%) 0% - 1% Margins expand through rooftop consolidations and productivity gains Food Equipment ≈ 23% 2% - 3% - (≈ 1%) 1% - 2% Opportunity to grow margins via restructuring actions, strategic pricing and productivity initiatives Total $1.9B ≈ 2% (≈ 1%) ≈ 1% up 80 – 100 bps* * Excluding restructuring costs

89 Summary 2015  Expect to outgrow a soft market via advantaged positions – Specialty case product differentiation – C-Store focus and share gains – Customer adoption of CO2 systems – Unique medium temp door offerings – Recently introduced heat exchanger products Mid-term  Technology and energy leadership in refrigeration and engineered glass  Application and geography expansion of heat exchanger business  Invest to grow foodservice equipment platform

Financial Review Brad Cerepak Senior Vice President & CFO December 8, 2014

91  Restructuring actions – Over $50 million in annualized benefits; $45 million in one-time costs  Free cash flow generation anticipated to be ˃10% of revenue for the full year  Capital deployment – Continued to buy back shares in Q4; repurchased $518 million YTD – Closed Accelerated acquisition; pipeline filling nicely Q4 update Updated Adjusted 2014 EPS Guidance (cont. ops) Previous 2014 EPS Guidance $4.75 - $4.80* Incremental restructuring and other one-time items: ($0.20 - $0.18) Updated 2014 EPS Guidance $4.55 - $4.62  Business activity remains solid – Energy, Fluids and Refrigeration & Food Equipment essentially on track – Engineered Systems slightly softer than expectations  Earnings remains on track, adjusting for restructuring * Excludes $0.04 of discrete tax benefits Restructuring Q4 2014 Cost Q1 2015 Cost Net 2015 Benefit 2016 Inc. Benefit Energy ≈ $6 ≈ $2 ≈ $13 ≈ $5 Engineered Systems 5 - 5 2 Fluids 4 - 7 1 Refrigeration & Food Equip. 25 3 14 5 Total ≈ $40 ≈ $5 ≈ $39 ≈ $13

92 2015 Financial outlook 2015 Guidance Comments Sales growth  Organic (%) 1% - 4%  FX (%) (≈ 1%)  Acquisition (%) ≈ 3% Only includes deals already closed Total growth 3% - 6% Segment margin (%) Up 10 – 30 bps from 2014 Relative to 2014 adjusted margin (excluding impact of restructuring) Interest expense & Corporate expense Up ≈ $8 million from 2014 Principally pension expense Capex ≈ 2.5% of revenue Tax rate ≈ 30.5%

93  Current assumptions regarding Energy: – Total rig count down 8% from average 2014 level – Horizontal rig count at ≈ 70% of total U.S. rig count  FX impact based on average USD/EUR of 1.25  Acquisition growth includes only those deals already completed 2015 Revenue growth by segment 2014E Revenue Mix 2015F Organic Growth 2015F Acquisition Growth 2015F FX Impact Total Energy 25% (3%) - 0% 8% - 10% (≈ 1%) 4% - 9% Engineered Systems 33% 3% - 5% - (2% - 1%) 2% - 4% Fluids 18% 5% - 7% ≈ 2% (2% - 1%) 6% - 8% Refrigeration & Food Equip. 24% ≈ 2% - (≈ 1%) ≈ 1% Total $8.1B 1% - 4% ≈ 3% (≈ 1%) 3% - 6%

94 2015 EPS Outlook – Continuing Ops  2014 EPS – Continuing Ops (GAAP) $ 4.79 - 4.84 – Less 2014 tax items(1): (0.04) – Less 2014 Q4 restructuring and one time items: (0.20 – 0.18)  2014 Adjusted EPS $ 4.55 - $4.62 – Net restructuring charges and one-time items: 0.16 – 0.18 – Performance including restructuring benefits: 0.26 – 0.38 – Acquisitions(2): 0.05 – 0.07 – Shares(3): 0.07 - 0.08 – Interest / Corp. / Tax rate / Other (net): (0.04 – 0.03)  2015 EPS – Continuing Ops $5.05 - $5.30 (1) $0.01 in Q1 2014 and $0.03 in Q3 2014 (2) Deals already completed, principally Accelerated (3) Based on 1/1/15 estimated opening diluted average share count of 167 million 9% EPS increase at the mid-point of guidance adjusted for restructuring charges

95 Three year outlook 2015 - 2017 Comments Annual organic sales growth % 2% - 5% Longer term: 3% - 5% Annual acquisition sales growth % As closed Longer term: 4% - 5% Annual core segment margin improvement 30 – 50 bps Sustainable tax rate Slightly below 30% Annual capex spend ≈ 2.5% of revenue Free cash flow ≈ 11% of revenue Expect to achieve $1 billion by 2017  Committed to investment grade credit rating  Cognizant of short-term performance metrics, but manage for the long term  Long-term debt-to-cap target: 35 - 40%  Continue long and consistent dividend policy (59 years of annually increasing dividends) Consistent Financial Policy

Investor Meeting December 8, 2014 Bob Livingston President & Chief Executive Officer

97 We continue to execute on our guiding strategy and objectives  Our business profile is more consistent and focused, with sustainable higher margins and returns  We have expanded our businesses within our growth areas, resulting in organic and acquisition growth at all segments  We have accelerated our efforts and processes around innovation, focusing on technologies which create tangible value for our customers  We have implemented multiple development and training programs resulting in significant talent enhancement  Our focus on productivity and continuous improvement, driven by Dover productivity processes, is broad-based and provides the foundation for margin expansion and growth 97